EXHIBIT 10.27

AWARD/CONTRACT	1.	THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)	RATING	PAGE 1	OF PAGES 3
2. CONTRACT (Proc. Inst. Ident.) NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
HSHQDC-10-C-00034	01/22/2010	RSCB-09-00141
5. ISSUED BY	CODE	DHS/OPO/S&T/CHEMBIO	6. ADMINISTERED BY (If other than Block 5)	CODE	DHS/OPO/S&T/CHEMBIO
U.S. Dept. of Homeland Security Office of Procurement Operations S& T Acquisition Division 245 Murray Lane, SW Building 410 Washington DC 200528	U.S. Dept. of Homeland Security Office of Procurement Operations S&T Acquisition Division 245 Murray Lane, SW Building 410 Washington DC 20528
7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and Zip Code)	8. DELIVERY
GENVEC INC	☐	FOB ORIGIN	☒	OTHER (See Below)
65 WEST WATKINS MILL ROAD ATTN HORACIO CORREA JR GAITHERSBURG MD 208784021	9. DISCOUNT FOR PROMPT PAYMENT Net 30
		10. SUBMIT INVOICES	ITEM
(4 copies unless otherwise specified)
CODE 806729547000	FACILITY CODE	TO THE ADDRESS SHOWN IN

11. SHIP TO/MARK FOR	CODE	DHS	12. PAYMENT WILL BE MADE BY	CODE	DHS-S&T-INV
Department of Homeland Security			DHS ICE
245 Murray Lane			Burlington Finance Center
Bldg. 410			PO Box 1000
Washington DC 20528			Attn: S&T Division Chem Bio
SAT.Invoice.Consolidation@dhs.gov
Williston VT 05495-1000
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION			14. ACCOUNTING AND APPROPRIATION DATA
☐ 10 U.S.C. 2304 (c) ( ) ☐ 41 U.S.C. 253 (c) ( )			See Schedule
15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
Continued
15G. TOTAL AMOUNT OF CONTRACT	$3,809,122.0
16.  TABLE OF CONTENTS
(X)	SEC	DESCRIPTION	PAGE(S)	(X)	SEC	DESCRIPTION	PAGE(S)
	PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES
☐	A	SOLICITATION/CONTRACT FORM			I	CONTRACT CLAUSES
☐	B	SUPPLIES OR SERVICES AND PRICES/COSTS			PART III - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACH.
☐	C	DESCRIPTION/SPECS/WORK STATEMENT			J	LIST OF ATTACHMENTS
☐	D	PACKAGING AND MARKING			PART IV - REPRESENTATIONS AND INSTRUCTIONS
☐	E	INSPECTION AND ACCEPTANCE			K	REPRESENTATIONS, CERTIFICATIONS AND
☐	F	DELIVERIES OR PERFORMANCE				OTHER STATEMENTS OF OFFERORS
☐	G	CONTRACT ADMINISTRATION DATA			L	INSTRS., CONDS., AND NOTICES TO OFFERORS
☐	H	SPECIAL CONTRACT REQUIREMENTS			M	EVALUATION FACTORS FOR AWARD
CONTRACTING OFFICER WILL COMPLETE 17 OR 18 AS APPLICABLE
17. ☒ CONTRACTOR’S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return         1         copies to issuing office.)  Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if and, and (c) such provisions, representations, certifications and specifications, as are attached or incorporated by reference herein.  (Attachment are listed herein.)

18. ☐  AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number _________________________________________,
including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any condition sheets.  This award consummates the contract which consists of the following documents: (a) Government’s solicitation and our offer, and (b) this award/contract.
No further contractual document is necessary.

19A. Name and Title of Signer Douglas J. Swirsky, Chief Financial Officer		20A. Name of Contracting Officer Kristian Jovanovic
19B. Name of Contractor By: /s/ Douglas J. Swirsky (signature of person authorized to sign)	19C. Date Signed 01/28/2010	20B. United States of America By: /s/ Kristian Jovanovic (signature of contracting officer	20C. Date signed 02/12/2010

NSN 7541-7-152 mei	OPTIONAL FORM 336 14.86]
SpOrtSored In GSA
RAE (4 El CFR) 53.110

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.
HSHQDC-10-C-00034

CONTINUATION SHEET	REFERENCE NO OF DOCUMENT BEING CONTINUED	PAGE	OF
	HSHOC-10-C-00034	2	3
NAME OF OFFEROR OR CONTRACTOR GENVEC INC
ITEM NO (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	DUNS Number: 806729547+0000
	Division: Chemical & Biological
	PPA: Chemical & Biological
	Thrust: Agriculture
	Program: Foreign Animal Diseases (FAD)
	Project: FAD Vaccines and Diagnostics
	Performer: GenVec
	Appropriation Year: FY09 (9X Funds)
	Budget Authority: No-Year R&D Funds

	ALC: 70-08-1513
	APPS: 70X0800

Description: The purpose of this Cost Plus Fixed Fee contract, which is awarded under the Department of Homeland Security (DHS) Long Range Broad Agency Announcement, is to provide support for research and development of a molecular Foot-and-Mouth Disease (FMD) vaccine, in accordance with the attached Terms and Conditions and Statement of Work.

	Delivery: 365 Days After Award
	Accounting Info:
	NONE000-000-9X-31-01-01-002-01-00-0000-00-00-00-00-GE-OE-25-50-000000
	FOB: Destination
	Period of Performance: 01/22/2010 to 01/21/2012

0001	Base Year: Foreign Animal Disease Program support.				3,809,122.00

	01/22/2010 until 01/21/2011

	Est Unit Cost: $*
	Fixed Fee: $*
	Total CPFF: $3,809,122.00
	Obligated Amount: $3,809,122.00

0002	Option Year: Foreign Animal Disease Program support.				0.00

	01/22/2011 until 01/21/2012

	Est Unit Cost: $*
	Fixed Fee: $*
	Total CPFF: $746,766.00

	Amount: $746,766.00(Option Line Item)

	Continued ...
NSN 7540-01-152-8067	OPTIONAL FORM 336(4-86)
Sponsored by GSA
FAR (49CFR) 53.110

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.
HSHQDC-10-C-00034

CONTINUATION SHEET	REFERENCE NO OF DOCUMENT BEING CONTINUED	PAGE	OF
	HSHOC-10-C-00034	3	3
NAME OF OFFEROR OR CONTRACTOR GENVEC INC
ITEM NO (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
Product/Service Code: AA34

The total amount of award: $4,555,888.00. The obligation for this award is shown in box 15G.

NSN 7540-01-152-8067	OPTIONAL FORM 336(4-86)
Sponsored by GSA
FAR (49CFR) 53.110

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.
HSHQDC-10-C-00034

Exhibit 10.27

B.0 SUPPLIES/SERVICES AND PRICES/COSTS

B.1 CONTRACT TYPE AND SCHEDULE OF ITEMS

This is a Cost Plus Fixed Fee type contract.  Under this contract, GenVec will conduct Research and Development of a molecular Foot-and-Mouth Disease vaccine for the Department of Homeland Security, in accordance with Section C and Section J entitled “Statement of Work” (SOW).

B.2 CONTRACT LINE ITEMS

1.  The Contractor shall provide the Contract Line Items (CL1Ns) identified below on a Cost Plus Fixed Fee (CPFF) basis.  The fixed fee for all CLINs is listed below.  The Contractor shall consider the Estimated Costs to be Not-To-Exceed (NTE) ceilings that can be changed only through a contract modification.

CLIN	Supplies /Services	Qty	Unit	Est Unit Cost	Fixed Fee	Total CPFF
0001	Base Year	1	LOT	$*	$*	$3,809,122
	*
	*
	*
	*
	*
	*
0002	Option Year	1	LOT	$*	$*	$746,766
	AdVector Technology Development to Improve AdFMD Vaccine Potency - Milestone R1, New FMD serotype vectors
	Total Not-To-Exceed			$4,031,759	$524,129	$4,555,888

NSN 7541-7-152 mei	OPTIONAL FORM 336 14.86]
SpOrtSored In GSA
RAE (4 El CFR) 53.110

2. The sum of funds allotted to this contract and available for payment of costs and fee through 21 January 2011 in accordance with the clause 52.232.20 in Section I entitled “Limitation of Cost” is $3,809.122.

3. As provided in paragraph (a)(2), the license granted in ATTACHMENT 3 entitled “TO BE USED AS ALTERNATE II TO THE CLAUSE AT 52.227-14, RIGHTS IN DATA-GENERAL” shall remain in effect for the term of all patents licensed hereunder without regard to the expiration, completion, or termination of this contract.

C.0 DESCRIPTION / SPECIFICATIONS / STATEMENT OF WORK

C.1 STATEMENT OF WORK

The work and services to be performed under this contract shall conform with requirements contained in the Statement of Work entitled Attachment 1.  See Section J.

D.0 PACKAGING AND MARKING

D.1 PACKAGING AND MARKING

Deliverables shall be electronically submitted to *, and/or provided in accordance with the Statement of Work.

E.0 INSPECTION AND ACCEPTANCE

E.1 CLAUSES INCORPORATED BY REFERENCE

The following FAR clauses are available in full text at http://farsite.hill.af.mil and incorporated by reference into this contract:

52.246-9 Inspection of Research and Development (Short Form) (APR 1984)

E.2 INSPECTION AND ACCEPTANCE BY THE GOVERNMENT

The Contracting Officer’s Technical Representative (COTR) identified in Section G of this Contract is responsible for inspection and acceptance of all services, incoming shipments, documents, and services performed specifically for the Contract.

E.3 ACCEPTANCE CRITERIA

Certification by the Government of satisfactory services provided is contingent upon the Contractor performing in accordance with the terms and conditions of the contract and all modifications.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

F.0 DELIVERIES OR PERFORMANCE

F.1 CLAUSES INCORPORATED BY REFERENCE

The following FAR clauses are available in full text at http://farsite.hill.af.mil and incorporated by reference into this contract:

52.242-15 (Alt I) Stop Work Order (April 1989) Alternate I (April 1984) 52.247-34 F.O.B. Destination (Nov 1991)

F.2 PERIOD OF PERFORMANCE

The period of performance of this Contract is:

Base Year— 22 January 2010 until 21 January 2011
Option Year — 22 January 2011 until 21 January 2012

F.3 PLACE OF PERFORMANCE

The services shall he performed at the contractor’s facility.

F.4 DELIVERY ADDRESS

All deliverables shall be submitted electronically to the COTR identified in Section G of this Contract.

F.5 METHOD OF DELIVERY

Electronic copies shall be delivered in Microsoft Office formatted files, unless otherwise specified by the COTR.  Electronic submission shall he made via e-mail, unless otherwise directed by the COTR.

F.6 DELIVERABLE/DELIVERY SCHEDULE

All deliverable schedules are contained in Section C - Statement of Work.

G.0 CONTRACT ADMINISTRATION DATA

G.1 CONTRACTING OFFICER (CO)

The Contracting Officer for this Contract is identified below:
Name: *
Title: Contracting Officer
Agency:       Department of Homeland Security
Science and Technology Division
Office of Procurement Operations
Address:      Washington, D.C. 20598
Voice: *
Email: *

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

G.2 CONTRACTING OFFICER’S TECHNICAL REPRESENTATIVE (COTR)

The COTR for this Contract is identified below:
Name: *
Title: S&T Program Manager
Agency:          Department of Homeland Security
Science and Technology Directorate
Chem/Bio Division
Address:         Plum Island. NY
Voice: *
Email: *

G.3 CONTRACTING OFFICER’S AUTHORITY

The Contracting Officer (CO) assigned to this contract has responsibility for ensuring  the performance of all necessary actions for effective contracting; ensuring compliance with the terms of the contract and safeguarding the interests of the United States in its contractual relationships.  The CO is the only individual who has the authority to enter into, administer, or terminate this contract and is the only person authorized to approve changes to any of the requirements under this contract, and notwithstanding any provision contained elsewhere in this contract, this authority remains solely with the CO.

It is the Contractor’s responsibility to contact the CO immediately if there is even the appearance of any technical direction that is or may be outside the scope of the contract.  The Government will not reimburse the Contractor for any work not authorized by the CO, including work outside the scope of the contract.

G.4 CONTRACTING OFFICER’S TECHNICAL REPRESENTATIVE (HSAR 3052.242-72) (DEC 2003)

(a) The Contracting Officer may designate Government personnel to act as the Contracting Officer’s Technical Representative (COTR) to perform functions under the contract such as review or inspection and acceptance of supplies, services, including construction, and other functions of a technical nature.  The Contracting Officer will provide a written notice of such designation to the Contractor within five working days after contract award or for construction, not less than five working days prior to giving the contractor the notice to proceed.  The designation letter will set forth the authorities and limitations of the COTR under the contract.

(b) The Contracting Officer cannot authorize the COTR or any other representative to sign documents, such as contracts. contract modifications. etc., that require the signature of the Contracting Officer.

(End of clause)

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

G.5 INTERPRETATION OR MODIFICATION

No oral statement by any person, and no written statement by anyone other than the Contracting Officer (CO), or his/her authorized representative acting within the scope of his/her authority, shall be interpreted as modifying or otherwise affecting the terms of this contract.  All requests for interpretation or modification shall be made in writing to the CO.

G.6 ACCOUNTING AND APPROPRIATION DATA

NONE000-000-9X-31-01-01-002-01-00-0000-00-00-00-00-GE-OE-25-50-000000

Amount: $3,809.122.00

G.7 INVOICING INSTRUCTIONS

In order to initiate payment. the Contractor shall submit proper invoices for payment in the manner and format described herein:

(a) GenVec will invoice monthly for all costs incurred plus the pro rata portion of fee.

Invoices shall be submitted electronically to:
SAT.Invoice.ConsolidationrCsdhs.gov

Invoices can be mailed to the following address (the preferred method of invoicing is via email):

DHS ICE
Burlington Finance Center
PO Box 1000
Williston, Vermont 05495-1000
Attn: S&T Chem/Bio Division

(b) Each invoice shall include the following:

(1) Contract Number
(2) Contractor Name
(3) Date of Invoice
(4) Invoice/voucher Number
(5) Material
(6) Labor
(7) Benefits
(8) Overhead
(9) Other Direct Cost (ODCs)
(10) Travel
(11) Total Costs

Backup documents shall be available for audit/review to DCAA, upon request.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

G.8 TRAVEL

(a) Domestic/local travel shall take place in accordance with the Federal Travel Regulations (FTR) and will he considered reasonable and allowable to the extent permitted by FAR 31.205-46.  Documentation will be available upon request to DCAA.

G.9 GOVERNMENT FURNISHED EQUIPMENT/INFORMATION/MATERIALS

The government shall provide the GFE/GFI/GFM as called out in the Statement of Work.

H.0 SPECIAL CONTRACT REQUIREMENTS

H.1 RIGHTS IN DATA-GENERAL

In accordance with FAR 52.227-14. Rights in Data-General.  Alternate II (Dec 2007), see Attachment 3 in Section J.

I.0 CONTRACT CLAUSES

I.1 CLAUSES INCORPORATED BY REFERENCE (FAR 52.252-2) (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text.  Upon request, the Contracting Officer will make their full text available.  Also, the full text of a clause may be accessed electronically at this/these address(es):

http://farsite.hill.af.mil (FAR Clauses 52.###)

http://www.dhs.gov/dhspublic/interweb/assetlibrary/DHS_HSAR_With_Notice_04-01.pdf (HSAR Clauses 30##.###)

(End of Clause)

I.2 CLAUSES INCORPORATED BY REFERENCE

The following FAR and HSAR clauses are incorporated by reference into this contract:

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

52.202-1 (Jul 2004)	Definitions
52.203-3 (Apr 1984)	Gratuities
52.203-5 (Apr 1984)	Covenant Against Contingent Fees
52.203-7 (Jul 1995)	Anti-Kickback Procedures
52.203-8 (Jan 1997)	Cancellation, Recession and Recovery of Funds for Illegal or Improper Activity
52.203-10 (Jan 1997)	Price or Fee Adjustment for Illegal or Improper Activity
52.203-12 (Sep 2007)	Limitation on Payments to Influence Certain Federal Transactions
52.204-4 (Aug 2000)	Printed or Copied Double Sided on Recycled Paper
52.204-7 (Jul 2006)	Central Contractor Registration
52.209-6 (Sep 2006)	Protecting the Government’s interest When Subcontracting with Contractors Debarred, Suspended, or proposed for Debarment
52.215-2 (Jun 1999)	Audit and Records – Negotiation
52.215-8 (Oct 1997)	Order of Precedence – Uniform Contract Format
52.215-10 (Oct 1997)	Price Reduction for Defective Cost or Pricing Data
52.215-12 (Oct 1997)	Subcontractor cost or Pricing Data
52.215-14 (Oct 1997)	Integrity of Unit Prices
52.215-15 (Oct 2004)	Pension Adjustments and Asset Reversions
52.215-18 (Jul 2005)	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other Than Pensions
52.215-21 (Oct 1997)	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data – Modifications
52.216-7 (Dec 2002)	Allowable Cost and Payment
52.216-8 (Mar 1997)	Fixed Fee
52.219-8 (May 2004)	Utilization of small business concerns
52.222-1 (Feb 1997)	Notice to the Government of Labor Disputes
52.222-2 (Jul 1990)	Payment for Overtime Premiums
52.222-3 (Jun 2003)	Convict Labor
52.222-21 (Feb 1999)	Prohibition of Segregated Facilities
52.222-26 (Mar 2007	Equal Opportunity

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

52.222-35 (Sep 2006)	Equal Opportunity for Disabled Veterans, Veterans of the Vietnam Era and Other Eligible Veterans
52.222-36 (Jun 1998)	Affirmative Action for Workers with Disabilities
52.222-37 (Sep 2006)	Employment Reports on Special Disables Veterans, Veterans of the Vietnam Era and Other Eligible Veterans
52.223-6 (May 2001)	Drug Free Workplace
52.223-14 (Aug 2003)	Toxic Chemical Release Reporting
52.225-13 (Feb 2006)	Restrictions on Certain Foreign Purchases
52.227-1 (Dec 2007)	Alt I (Apr. 1984)	Authorization and Consent – Alternate 1
52.227-2 (Dec 2007)	Notice and Assistance Regarding Patent and Copyright Infringement
52.227-11 (Dec 2007)	Patent Rights – Ownership by the Contractor
52.227-14 (Dec 2007)	Rights in Data – General
SEE SECTION J OF CONTRACT, ATTACHMENT 3	Alt II (Dec 2007)
SEE SECTION J OF CONTRACT
52.227-16 (Jun 1987)	Additional Data Rights
52.228-7 (Mar 1996)	Insurance – Liability to Third Persons
52.230-2 (Apr 1998)	Cost Accounting Standards
52.230-6 (Apr 2005)	Administration of Cost Accounting Standards
52.232-9 (Apr 1984)	Limitation on Withholding of Payments
52.232-17 (Jun 1996)	Interest
52.232-20 (Apr 1984)	Limitation of Cost
52.232-23 (Jan 1986)	Assignment of Claims
52.232-25 (Oct 2003)	Prompt payment
52.232-33 (Oct 2003)	Payment of Electronic Funds Transfer – Central Contractor Registration
52.233-1 (Jul 2002)	Disputes
52.233-3 (Aug 1996)	Alt I (June 1985) Protest After Award	- Alternate I
52.233-4 (Oct 2004)	Applicable Law for Breach of Contract Claim
52.242-1 (Apr 1984)	Notice of Intent to Disallow Costs
52.242-3 (Mar 2001)	Penalties for Unallowable Costs
52.242-4 (Jan 1997)	Certification of Final Indirect Costs.
52.242-13 (Jul 1995)	Bankruptcy
52.243-2 (Aug 1987)	Alt V (Apr 1984) Changes – Cost Reimbursement	- Alternate V

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

52.243-7 (Apr 1984)	Notification of Changes
52.244-2 (Jun 2007)	Alt I (Jun 2007) Subcontracts	- Alternate I
52.244-5 (Dec 1996)	Competition in Subcontracting
52.244-6 (Mar 2007)	Subcontracts for Commercial Items
52.245-1 (Jun 2007)	Government Property Alt II (Jun 2007)
52.246-9 (Apr 1984)	Inspection of Research and Development (Short Form)
52.247- 1 (Feb 2006)	Commercial Bill of Lading Notations
52.247-63 (Jun 2003)	Preference for U.S. Flag Air Carriers
52.249-6 (May 2004)	Termination (Cost Reimbursement)
52.249-14 (Jun 2007)	Excusable Delays
52.251-1 (Apr 1984)	Government Supply Sources
52.253-1 (Jan 1991)	Computer Generated Forms
3052.204-71 (Jun 2006	Contractor Employee Access

1.3 NOTIFICATION OF OWNERSHIP CHANGES (FAR 52.215-19) (OCT 1997)

(a) The Contractor shall make the following notifications in writing:
(1) When the Contractor becomes aware that a change in its ownership has occurred, or is certain to occur, that could result in changes in the valuation of its capitalized assets in the accounting records, the Contractor shall notify the Administrative Contracting Officer (ACO) within 30 days.
(2) The Contractor shall also notify the ACO within 30 days whenever changes to asset valuations or any other cost changes have occurred or are certain to occur as a result of a change in ownership.
(b) The Contractor shall —
(1) Maintain current, accurate, and complete inventory records of assets and their costs;
(2) Provide the ACO or designated representative ready access to the records upon request;
(3) Ensure that all individual and grouped assets, their capitalized values, accumulated depreciation or amortization, and remaining useful lives are identified accurately before and after each of the Contractor’s ownership changes; and
(4) Retain and continue to maintain depreciation and amortization schedules based on the asset records maintained before each Contractor ownership change.
(c) The Contractor shall include the substance of this clause in all subcontracts under this contract that meet the applicability requirement of FAR 15.408(k).

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

(End of Clause)

I.4 OPTION TO EXTEND SERVICES (52.217-8) (NOV 1999)

The Government may require continued performance of any services within the limits and at the rates specified in the contract.  These rates may be adjusted only as a result of revisions to prevailing labor rates provided by the Secretary of Labor.  The option provision may be exercised more than once. but the total extension of performance hereunder shall not exceed 6 months.  The Contracting Officer may exercise the option by written notice to the Contractor within 30 days before the end of the current period of performance.

(End of Clause)

1.5 OPTION TO EXTEND THE TERM OF THE CONTRACT (FAR 52.217-9) (MAR 2000)

(a) The Government may extend the term of this contract by written notice to the Contractor within 29 days of the end of the current period of performance; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 30 days before the contract expires.  The preliminary. notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 2 years.

(End of Clause)

I.6 NOTIFICATION OF EMPLOYEES RIGHTS CONCERNING PAYMENT OF UNION DUES AND FEES (FAR 52.222-39) (DEC 2004)

(a) Definition.  As used in this clause-
“United States” means the 50 States, the District of Columbia, Puerto Rico. the Northern Mariana Islands, American Samoa, Guam, the U.S. Virgin Islands, and Wake Island.

(b) Except as provided in paragraph (e) of this clause, during the term of this contract, the Contractor shall post a notice, in the form of a poster, informing employees of their rights concerning union membership and payment of union dues and fees, in conspicuous places in and about all its plants arid offices, including all places where notices to employees are customarily posted.  The notice shall include the following information (except that the information pertaining to National Labor Relations Board shall not be included in notices posted in the plants or offices of carriers subject to the Railway Labor Act, as amended (45 U.S.C. 151-188)).

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Notice to Employees
Under Federal law, employees cannot be required to join a union or maintain membership in a union in order to retain their jobs.  Under certain conditions, the law permits a union and an employer to enter into a union-security agreement requiring employees to pay uniform periodic dues and initiation fees.  However, employees who are not union members can object to the use of their payments for certain purposes and can only be required to pay their share of union costs relating to collective bargaining, contract administration, and grievance adjustment.  If you do not want to pay that portion of dues or fees used to support activities not related to collective bargaining, contract administration, or grievance adjustment, you are entitled to an appropriate reduction in your payment.  If you believe that you have been required to pay dues or fees used in part to support activities not related to collective bargaining, contract administration, or grievance adjustment, you may be entitled to a refund and to an appropriate reduction in future payments.

For further information concerning your rights, you may wish to contact the National Labor Relations Board (NLRB) either at one of its Regional offices or at the following address or toll free number:

National Labor Relations Board Division of Information
1099 14th Street, N.W. Washington. DC 20570
1-866-667-6572
1-866-316-6572 (TTY)

To locate the nearest NLRB office. see NLRB’s website at http://www.nlrb.gov.

(c) The Contractor shall comply with all provisions of Executive Order 13201 of February 17. 2001, and related implementing regulations at 29 CFR Part 470, and orders of the Secretary of Labor.

(d) In the event that the Contractor does not comply with any of the requirements set forth in paragraphs (b), (c), or (g), the Secretary may direct that this contract be cancelled, terminated, or suspended in whole or in part, and declare the Contractor ineligible for further Government contracts in accordance with procedures at 29 CFR Part 470, Subpart B—Compliance Evaluations, Complaint Investigations and Enforcement Procedures.  Such other sanctions or remedies may be imposed as are provided by 29 CFR Part 470, which implements Executive Order 13201, or as are otherwise provided by law.

(e) The requirement to post the employee notice in paragraph (b) does not apply to-

(1) Contractors and subcontractors that employ fewer than 15 persons:

(2) Contractor establishments or construction work sites where no union has been formally recognized by the Contractor or certified as the exclusive bargaining representative of the Contractor’s employees;

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

(3) Contractor establishments or construction work sites located in a jurisdiction named in the definition of the United States in which the law of that jurisdiction forbids enforcement of union-security agreements;

(4) Contractor facilities where upon the written request of the Contractor, the Department of Labor Deputy Assistant Secretary for Labor-Management Programs has waived the posting requirements with respect to any of the Contractor’s facilities if the Deputy Assistant Secretary finds that the Contractor has demonstrated that-
(i) The facility is in all respects separate and distinct from activities of the Contractor related to the performance of a contract; and
(ii) Such a waiver will not interfere with or impede the effectuation of the Executive order; or

(5) Work outside the United States that does not involve the recruitment or employment of workers within the United States.

(f) The Department of Labor publishes the official employee notice in two variations; one for contractors covered by the Railway Labor Act and a second for all other contractors.  The Contractor shall-

(1) Obtain the required employee notice poster from the Division of Interpretations and Standards, Office of Labor-Management Standards, U.S. Department of Labor, 200 Constitution Avenue, NW, Room N-5605, Washington,’ DC 20210, or from any field office of the Department’s Office of Labor-Management Standards or Office of Federal Contract Compliance Programs:

(2) Download a copy of the poster from the Office of Labor-Management Standards website at http://www.olms.dol.gov; or

(3) Reproduce and use exact duplicate copies of the Department of Labor’s official poster.

(g) The Contractor shall include the substance of this clause in every subcontract or purchase order that exceeds the simplified acquisition threshold, entered into in connection with this contract, unless exempted by the Department of Labor Deputy Assistant Secretary for Labor-Management Programs on account of special circumstances in the national interest under authority of 29 CFR 470.3(c).  For indefinite quantity subcontracts, the Contractor shall include the substance of this clause if the value of orders in any calendar year of the subcontract is expected to exceed the simplified acquisition threshold.  Pursuant to 29 CFR Part 470, Subpart B—Compliance Evaluations, Complaint Investigations and Enforcement Procedures, the Secretary of Labor may direct the Contractor to take such action in the enforcement of these regulations, including the imposition of sanctions for noncompliance with respect to any such subcontract or purchase order.  If the Contractor becomes involved in litigation with a subcontractor or vendor, or is threatened with such involvement, as a result of such direction, the Contractor may request the United States, through the Secretary of Labor, to enter into such litigation to protect the interests of the United States.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

(End of clause)

1.7 PROHIBITION ON CONTRACTS WITH CORPORATE EXPATRIATES (HSAR 3052.209-70) (JUN 2006)

(a) Prohibitions.
Section 835 of Public Law 107-296, prohibits the Department of Homeland Security from entering into any contract with a foreign incorporated entity after November 25, 2002, which is treated as an inverted domestic corporation as defined in this clause.  The Secretary shall waive the prohibition with respect to any specific contract if the Secretary determines that the waiver is required in the interest of homeland security, or to prevent the loss of any jobs in the United States or prevent the Government from incurring any additional costs that otherwise would not occur.

(b) Definitions. As used in this clause:
“Expanded Affiliated Group” means an affiliated group as defined in section 1504(a) of the Internal Revenue Code of 1986 (without regard to section 1504(b) of such Code), except that section 1504 of such Code shall be applied by substituting ‘more than 50 percent’ for ‘at least 80 percent’ each place it appears.  “Foreign Incorporated Entity” means any entity which is, or but for subsection (b) of Section 835 of the Homeland Security Act, Public Law 107-296, would be, treated as a foreign corporation for purposes of the Internal Revenue Code of 1986.

“Inverted Domestic Corporation.”  A foreign incorporated entity shall be treated as an inverted domestic corporation if, pursuant to a plan (or a series of related transactions)—

(1) The entity completes after November 25. 2002. the direct or indirect acquisition of substantially all of the properties held directly or indirectly by a domestic corporation or substantially all of the properties constituting a trade or business of a domestic partnership;

(2) After the acquisition at least 80 percent of the stock (by vote or value) of the entity is held-

(i) In the case of an acquisition with respect to a domestic corporation, by former shareholders of the domestic corporation by reason of holding stock in the domestic corporation; or

(ii) In the case of an acquisition with respect to a domestic partnership, by former partners of the domestic partnership by reason of holding a capital or profits interest in the domestic partnership; and

(3) The expanded affiliated group which after the acquisition includes the entity does not have substantial business activities in the foreign country in which or under the law of which the entity is created or organized when compared to the total business activities of such expanded affiliated group.  “Person”, “domestic”, and “foreign” have the meanings given such terms by paragraphs (1), (4), and (5) of section 7701(a) of the Internal Revenue Code of 1986, respectively.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

(c) Special rules.  The following definitions and special rules shall apply when determining whether a foreign incorporated entity should be treated as an inverted domestic corporation.

(1) Certain Stock Disregarded.  For the purpose of treating a foreign incorporated entity as an inverted domestic corporation these shall not be taken into account in determining ownership:

(i)	stock held by members of the expanded affiliated group which includes the foreign incorporated entity; or

(ii)	stock of such entity which is sold in a public offering related to the acquisition described in subsection (b)(1) of Section 835 of the Homeland Security Act, Public Law 107-296.

(2) Plan Deemed In Certain Cases.  If a foreign incorporated entity acquires directly or indirectly substantially all of the properties of a domestic corporation or partnership during the 4-year period beginning on the date which is after the date of enactment of this Act and which is 2 years before the ownership requirements of subsection (b)(2) are met, such actions shall be treated as pursuant to a plan.

(3) Certain Transfers Disregarded.  The transfer of properties or liabilities (including by contribution or distribution) shall be disregarded if such transfers are part of a plan a principal purpose of which is to avoid the purposes of this section.

(d) Special Rule for Related Partnerships.

For purposes of applying Section 835(b) of Public Law 107-296 to the acquisition of a domestic partnership, except as provided in regulations, all domestic partnerships which are under common control (within the meaning of section 482 of the Internal Revenue Code of 1986) shall be treated as a partnership.

(e) Treatment of Certain Rights.

(1) Certain rights shall be treated as stocks to the extent necessary to reflect the present value of all equitable interests incident to the transaction. as follows:
(i) warrants;
(ii) options;
(iii) contracts to acquire stock;
(iv) convertible debt instruments; and
(v) others similar interests.

(2) Rights labeled as stocks shall not be treated as stocks whenever it is deemed appropriate to do so to reflect the present value of the transaction or to disregard transactions whose recognition would defeat the purpose of Section 835.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

(f) Disclosure.

By signing and submitting its offer, an Offer under this solicitation represents that it not a foreign incorporated entity that should he treated as an inverted domestic corporation pursuant to the criteria of Section 835 of the Homeland Security Act, Public Law 107-296 of November 25, 2002.
(g) If a waiver has been granted, a copy of the approved waiver shall be attached to the bid or proposal.

(End of provision)

I.8 INSURANCE (HSAR 3052.228-70) (DEC 2003)

In accordance with the clause entitled “Insurance — Liability to Third Persons” in Section 1, insurance of the following kinds and minimum amounts shall be provided and maintained during the period of performance of this contract;

(a) Worker’s compensation and employer’s liability.  The contractor shall, as a minimum, meet the requirements specified at (FAR) 48 CFR 28.307-2(a).
(b) General liability.  The contractor shall, as a minimum, meet the requirements specified at (FAR) 48 CFR 28.307-2(b).
(c) Automobile liability.  The contractor shall, as a minimum, meet the requirements specified at (FAR) 48 CFR 28.307-2(c).

(End of clause)

I.9 DISSEMINATION OF CONTRACT INFORMATION (HSAR 3052.242-71) (DEC 2003)

The Contractor shall not publish, permit to be published. or distribute for public consumption, any information, oral or written, concerning the results or conclusions made pursuant to the performance of this contract, without the prior written consent of the Contracting Officer.  An electronic or printed copy of any material proposed to be published or distributed shall be submitted to the Contracting Officer.

(End of clause)

I.10 USE OF DEPARTMENT OF HOMELAND SECURITY SEAL

In accordance with DHS Management Directive 0030, 18 U.S.C. § 701, and 28 U.S.C. § 1733(b), the usage of DHS seal shall be requested by completing DHS Form 0030-1 (4/06).  Request shall be submitted to the Contracting Officer.  In summation:

•	Any use of the DHS seal must be approved by the Secretary or his/her designee;

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

•	Any permission granted by the Secretary will apply only to the specific use outlined on this form and should not be construed as permission for any other use;

•
The DHS Seal shall not he used in any manner that implies DHS endorsement of commercial products or services, the user’s policies or activities, or on any article that may discredit the seal or reflect unfavorably on the U.S. Department of Homeland Security.

I.11 KICKOFF MEETING – CONTRACTOR SHALL COMMENCE PERFORMANCE, UPON KICKOFF MEETING.

J.0 ATTACHMENTS

ATTACHMENT 1: STATEMENT OF WORK

ATTACHMENT 2: STATEMENT OF WORK MILESTONES, DELIVERABLES AND HMEL/NES

ATTACHMENT 3: TO BE USED AS ALTERNATE II TO THE CLAUSE AT 52.227-14, RIGHTS IN DATA-GENERAL

ATTACHMENT 1 – STATEMENT OF WORK (SOW)

I. Background

The Department of Homeland Security (DHS) is committed to using cutting edge technologies and scientific talent in its quest to make America safer.  DHS’s Directorate of Science & Technology (S&T) is tasked with researching and organizing the scientific, engineering, and technological resources of the United States and leveraging these existing resources into technological tools to help protect the homeland.  In support of this effort, the DHS S&T Plum Island Animal Disease Center (PIADC) in Long Island, NY, is a unique research facility and critical national asset conducting research on diseases of livestock to protect America from terrorist threats directed against agriculture from the intentional introduction of diseases.  As defined in Homeland Security Presidential Directive-9 (HSPD-9), the Secretary of Homeland Security is responsible for coordinating the overall national effort to enhance the protection of the critical infrastructure and key resources of the United States, including the defense of agriculture and food.  HSPD-9 mandates efforts, coordinated through DHS, to “create a new biological threat awareness capacity that will enhance detection and characterization of an attack.”  (HSPD-9, paragraph 10).  HSPD-9 also mandates that DHS accelerate and enhance the development of countermeasures (including vaccines) for Foreign Animal Diseases (FADs).  HSPD-9 also recognized the need for a federal stockpile and mandated the creation of the National Veterinary Stockpile.

To fulfill these requirements, DHS S&T supports Foot-and-Mouth Disease (FMD) vaccine R&D countermeasure programs at PIADC to strengthen the nation’s ability to predict and respond to the incursion of a FMD.  FMD is one of the most contagious diseases known to man.  It affects cattle, swine, sheep and other cloven-hoofed animals such as goats and deer.  FMD has been identified as one of the highest potential threats to the U.S. economy and the country’s food supply, whether outbreaks were to occur as a result of bioterrorism or by accidental introduction.  An intentional introduction of FMD would likely involve the simultaneous infection of susceptible animals in numerous locations, and the number of animals and premises infected in a large multifocal outbreak would quickly overwhelm the ability to stamp out infected and exposed animals.  In such a scenario, it would be highly desirable to use prophylactic vaccination to reduce the rate and size of the outbreak and increase the speed of recovery.  Adequate doses of serotype or subtype-specific matching vaccines available within 24 hours of FMD diagnosis will be required to bring the outbreak under control as quickly as possible.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Currently, there are no CVB licensed FMD vaccines or any foreign manufactured FMD vaccines approved for permittee importation, sale or distribution in the U.S.  Without FMD vaccines that can he safely manufactured in the US and FMD vaccines that allow the differentiation of vaccinated from infected animals (DIVA), options for responding to an FMD outbreak in the US are limited.  An FMD outbreak would result in the curtailment of meat and meat products for domestic supply as well as a stoppage of meat exports leading to severe economic consequences.  U.S. exports of cattle, sheep, hogs, and many of their products ranges from $6 to $10 billion/annum and many of these exports would face restrictions during an FMD outbreak.  Even if a single area of one state was affected by FMD, trade restrictions could he imposed on the nation as a whole, at least during the initial outbreak stage and it is estimated such an outbreak could have more than a $100 billion impact on the U.S. economy.

The overarching goal of the proposed DHS S&T program is to develop next generation, molecular-based, recombinant FMD vaccines that can differentiate infected from vaccinated animals (DIVA) for licensure approval by CVB.  Following licensing approval, FMD vaccine lots can be produced under procurement contracts with USDA APHIS Emergency Management for the inclusion in the National Veterinary Stockpile.

DNS S&T requires vaccine research and development services from GenVec, Inc. (GenVec).  GenVec is a contractor that has core competencies in patent protected vaccine and therapeutic product technology platforms using replication-deficient recombinant adenovirus serotype 5(rAd5) vectors.  GenVec also has experience in rAd5 production (scale-up and downstream processing) with an integrated QA program.

GenVec has collaborated with the U.S. Government on next generation, recombinant FMD vaccine R&D since 2004.  Specifically, USDA .ARS and GenVec entered into Specific Cooperative Agreements (SCAs) in 2004-2005 and 2005-2006 to use reasonable commercial efforts to construct, produce and test rAd5 based vectors containing FMDV serotype empty capsids as part of a Plum Island FMD vaccine program.  These SCAs were funded through DHS-USDA interagency agreements and DHS S&T scientists have been involved in the testing and evaluation of several rAd5 based FMD (AdFMD) vaccine candidates since 2005.

The outcome of this collaboration was the identification of a AdFMD vaccine candidate for advanced development.  The lead AdFMD vaccine candidate is the first molecular-based FMD, DIVA vaccine.  The lead vaccine utilizes GenVec’s proprietary adenovector technology and is manufactured on a proprietary, specialized cell line that is capable of producing protective FMDV antigens without the use of the highly contagious FMD virus.  Because the vaccine candidate is produced without live or killed virus materials, it can be safely produced in the U.S.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

DHS executed a three-year Other Transaction Agreement with GenVec (base agreement plus two (2) one year option periods; awarded 1 February 2007) to support the development and manufacture of novel adenovector-based vaccines against FMD.  GenVec was responsible for the development, production and regulatory components and DHS was responsible for conducting animal studies at PIADC.  During the base agreement ($5.98M), a lead vaccine candidate for FMD was successfully identified utilizing GenVec’s proprietary adenovector technology and a novel production cell line capable of producing FMD antigens.

Based on the deliverables produced and milestones achieved in the base agreement. the first 12-month option period was executed ($5.6M, 5 September 2007).  During Option Period One the development program for the lead vaccine candidate was successfully expanded.  Based on the deliverables produced and milestones achieved in Option Year One, the second 12-month option period was executed ($6.6M, 29 July 2008).  During Option Period Two, the development program for the lead vaccine candidate has significantly advanced and milestones and deliverables are currently on track for the first AdFMD vaccine license approval by the USDA Center for Veterinary Biologics (CVB) in November 2009.

In order to build a pipeline of next generation, molecular, recombinant DIVA FMD vaccine candidates that can be licensed in the U.S. and manufactured through procurement by the USDA APHIS Emergency Management National Veterinary Stockpile, additional research is needed to identify AdFMD serotype-specific FMD vaccine candidates.  In order to develop AdFMD vaccines that can be produced and manufactured in the most cost effective method, additional development is needed to improve current vaccine production and downstream processing methods that will reduce AdFMD cost of goods.  The purpose of this agreement is to utilize GenVec’s R&D services to achieve these research and development goals.

GenVec has more than ten years of experience in the development of manufacturing processes for applications in compliance with regulatory standards.  GenVec has successfully scaled its vector manufacturing process to the one hundred liter (100L) scale and is currently coordinating validation of this scaled-up manufacturing process for a therapeutic application.  GenVec has also developed a manufacturing process for AdA24 FMD vaccine, transferring this process to a CVB-licensed facility for manufacture of pre-license serial lots in support of a conditional license.  GenVec process scientists have experience in the development of unit operations using both disposable and conventional technologies. GenVec’s process engineers have experience in conducting process development projects such as the one described in this proposal.

GenVec also has experience with analytical testing methods in a regulated, quality control environment.  GenVec managed the production and release of more than 50 clinical lots of Advector covering a wide array of applications.  GenVec developed its release assays for the AdA24 FMD vaccine in compliance with USDA-CVB requirements.  GenVec’s assay development scientists have the experience to conduct assay development projects described in this proposal.

II. Scope of Work - Introduction

The overarching goals of this SOW are two-fold: (4 Identify, produce and test three new AdFMD-serotype vaccine candidates and make Go/No Go decision for transition into the DHS Targeted Advanced Development FMD vaccine pipeline, and (ii) increase AdFMD vaccine potency in order to lower the USG acquisition cost for AdFMD vaccines for the National Veterinary Stockpile.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

The proposed work is divided into two categories:  Research and Manufacturing Development.  The Research portion is titled “Advector Technology Development to Improve AdFMD Vaccine and Potency,” and the manufacturing development portion is titled “FMD AdA24 Manufacturing Development.”  Each of the sections below contains information for the research and manufacturing efforts. Some sections are further divided into milestones.

A. Research

The first research goal, identified as Research Milestone 1 (RM1) *.  GenVec’s technology is based on the use of adenovectors, in which a vector is an adenovirus that has been modified to express certain proteins which, in this case, generate an immune response against FMD.  GenVec will prepare these improved vectors using our * cell line technology for these new FMD-serotype candidate vaccines.  Candidate vaccines will be produced with documentation sufficient to enable transition to a pathway for vaccine development and licensing approval.

The second research goal *  These research programs are identified as Research Milestones 2 and 3 (RM2 and RM3, respectively).  The technical rationale for each milestone is bolstered by the fact that similar approaches with other disease targets have yielded encouraging results.  In RM2 and RM3, GenVec expects to produce between * vectors to target FMD-serotypes for testing by the Department of Homeland Security (DHS).  These vaccine candidates will be constructed based on GenVec technology and will be reviewed by DHS, though GenVec will not produce documentation sufficient to allow these vectors to proceed to further development.

B. Manufacturing Development

GenVec’s manufacturing development goal is to cut costs by simplifying the current Advector manufacturing process.  Manufacturing development work focuses on developing an FMDV production process that can provide acceptable virus yield and serve as the basis for future process scale-up required to deliver material for anticipated vaccine stockpile needs.  A simplified manufacturing process is proposed *.

Under the current DHS Other Transaction Agreement (Option Year 2), GenVec has developed a small scale (40L) production process for manufacturing the AdFMD vaccine.  The current 40L process involves the following steps:

1.	A*

This manufacturing process was transferred to a CVB-licensed facility (PerOs facility operated by Benchmark BioLabs, BBL) for manufacture of Pre-License Serial Lots (PLS) in support of Field Safety Studies.  The overarching program goal under the current Other Transaction Agreement (Option Year 2) is contract is to obtain a conditional license from CVB by November 2009.  Since the priority during this contract phase was to meet this milestone timeline, effort was not specifically focused on optimizing the process for scalability or on reducing cost of goods.  The current proposal now focuses on reducing the cost of goods by simplifying the manufacturing process.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

III. Statement of Work

RESEARCH MILESTONES

GenVec’s Research work is divided into three milestones:

1.	Research Milestone RM1- *

The chart above illustrates the material steps in the preparation of an AdFMD vaccine, and these steps arc outlined in detail below.  All steps in RM1 should be completed prior to making a Go/No Go decision on moving a vector from preseed testing to production of master seed (outside the scope of this SOW).

Work Plan RMI -
*

2. Research Milestone RM2 - *

General Approach RM2 - *

  Work Plan RM2 - *

3. Research Milestone RM3 - *

General Approach RM3 –*

Work Plan RM3 - *

MANUFACTURING DEVELOPMENT MILESTONES

GenVec’s manufacturing development work is divided into three milestones:

1. Manufacturing Development Milestone DM1 - *

General Approach DM1 – *.

Work plan DM1 –*

2. Manufacturing Development Milestone DM2 — *

General Approach DM2 - *

a.	Work Plan DM2 - *

3. Manufacturing Development Milestone D3 – *

General Approach DM3 - *

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Work Plan DM3 - *

IV.  Deliverables.

See Attachment 11 for detailed list and description of technical data and deliverables associated with each of the six milestones.

V.  Other Contract Details

A.
Period of Performance.  The period of performance for the Base Year is 12 month from the contract award date, which is followed by an Option Year of 12 months that may be exercised at the Government’s discretion and subject to the availability of funds.

B.
Travel.  All travel must be approved by the DHS Technical Representative.  All foreign travel must be approved in advance by the ORD Program Manager, DHS Programs, Plans and Budgets (PPB), and the DHS S&T Special Assistant for International Policy.

C.	DHS-Furnished Information.
i.
DHS will provide certain DHS information, materials, and forms unique to DHS to GenVec, Inc. to support certain tasks under this SOW.  Delays in the supply of DHS information, materials to GenVec could result in delays to the completion of certain deliverables.

ii.	The DHS S&T Technical Representative identified in this SOW will be the point of contact (POC) for identification of any required information to be supplied by DHS.

iii.	GenVec, Inc. will prepare any documentation according to the guidelines provided by DHS.

D.
Place of Performance.  GenVec. Inc. will perform the work under this SOW at their place of R&D business, located in Gaithersburg, MD and through the use of subcontractors where required as identified in this SOW.

E.	DHS-Furnished Property. DHS property will not be provided to GenVec, Inc. unless otherwise agreed to by the parties of the agreement.

F.
Deliverables.  GenVec. Inc. will provide all deliverables identified in this SOW directly to the DHS S&T Technical Representative with a copy of the transmittal letter to the Contracting Officer and as otherwise specified in this SOW.

G.	Publications. DISSEMINATION OF CONTRACT INFORMATION (HSAR 3052.242-71) (DEC 2003)

The Contractor shall not publish, permit to be published, or distribute for public consumption, any information, oral or written, concerning the results or conclusions made pursuant to the performance of this contract, without the prior written consent of the Contracting Officer.  An electronic or printed copy of any material proposed to be published or distributed shall be submitted to the Contracting Officer.

(End of clause)

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

H.
Program Status Report.  GenVec, Inc. will deliver a quarterly program status reports to the DHS S&T Technical Representative and DHS S&T Resource Manager containing the following metrics: (1) monthly scientific reports will be delivered to the DHS S&T Technical Representative according to mutually agreed upon format and content requirements; and (2) a monthly report, including financial, schedule, and scope information, risk information and an assessment of performance will be delivered to the DHS S&T Technical Representative and the DHS S&T Resource Manager.  Financial data should include monthly expenditures for labor, travel and equipment.

I.
Security Requirements.  All work performed under this SOW is unclassified unless otherwise specified by DFIS. If classified work is required under this SOW, DHS will provide specific guidance to the contractor as to Which work will he conducted in a classified manner and at which classification level.  GenVec, Inc. participants will also adhere to applicable government orders, guides, and directives while performing the work hereunder.

J.
Team Meetings/Communication Plan.  DHS/GenVec research-oriented meetings will he held bi-weekly by teleconference.  DHS/GenVEc R&D meetings will be held monthly by videoconference.  DHS/PIADC program meetings will be held quarterly by videoconference or site visits.

VI. Points of Contact

GenVec, Inc. Points of Contact (POCs) are as follows:

•	Technical POC(s)
*
65 West Watkins Road
Gaithersburg, MD 20878 Phone : * *

•     Financial POC(s)
*
65 West Watkins Road
Gaithersburg, MD 20878
Phone: *
*

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

The DHS POCs are as follows:

•	DHS S&T Technical Representative -
*
Science & Technology
Department of Homeland Security
Plum Island Animal Disease Center
P.O. Box 848
Greenport, NY.
Voice: *
Fax: *
Mobile:*
Email: *

•      Resource Manager
*
Department of Homeland Security
ATTN: Science and Technology Directorate/Office,*
Washington, DC 20528
Voice:*
Email: *

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Thrust: Agricultural
Program: FAD Vaccine & Diagnostics
Project: Foot-and-Mouth Disease Vaccine Candidate Research and Development
ATTACHMENT 2 — STATEMENT OF WORK MILESTONES, DELIVERABLES

AND TIMELINES

	Milestone*	Deliverables	Timelines	Cost
BASE YEAR
RM1	*	2) *	*	$*

RM2	*	*	*	$*

RM3	*	*	*	$*

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Thrust: Agricultural
Program: FAD Vaccine & Diagnostics
Project: Foot-and-Mouth Disease Vaccine Candidate Research and Development
ATTACHMENT 2 — STATEMENT OF WORK MILESTONES, DELIVERABLES

AND TIMELINES

DM1	*	1) *	*	$*

DM2	*	*	*	$*

DM3	*	*assays	*	$*

	Research Milestones 1-3 Subtotal			$*
	Development Milestones 1-3 Subtotal			$*
BASE YEAR	Research and Development Milestone TOTAL.			$3,809,122

OPTION YEAR	*	Deliverables to be spelled out before exercising Option Year.	To be determined, before exercising Option Year	$746,766

TOTAL				$4,555,888

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

ATTACHMENT 3

To be used as Alternate II to the Clause at 52.227-14, Rights in Data-General

Special License Notice

(a) These data, computer software, and Licensed Inventions are submitted with special license rights under Government Contract No. HSHQDC-10-C-00034.  These data, computer software, and licensed inventions may be reproduced and used by the Government with the express limitation that they will not, without written permission of the Contractor, be used for purposes of manufacture nor disclosed outside the Government; except that the Government may disclose these data outside the Government for the following purposes, if any; provided-that the Government makes such disclosure subject to prohibition against further use and disclosure:

(1) Purpose.

This license is to allow DHS to fulfill the Plum-Island Animal Disease Center’s mission in perfecting an improved Foot and Mouth ‘Disease (FMD) vaccine, which result will be accomplished by DHS’s meeting United States Department of Agriculture (USDA) Center for Veterinary Biologics (CVB) licensing requirements for Adenovirus-based FMD vaccine candidates and the procurement by the USDA for inclusion in the Animal and Plant Health and Inspection Service (APHIS) Emergency Management National Veterinary Stockpile.  This license provides the Government with certain rights in Licensed Inventions, copyrighted works, proprietary technical data, and computer software.

(2) Grant.

Accordingly, GenVec, Inc. hereby grants the Government a Special Purpose License, as defined in Paragraph (a)(3) of this License, in Adenovirus-based FMD viruses in any form or embodiment, including vaccines and vaccine virus seeds.  This license shall remain in effect for the term of all patents licensed hereunder without regard to the expiration, completion, or termination of Contract HSHQDC-10-C-00034.

(3) Definitions.

(i) “Special Purpose License,” for the purposes of this contract, means: (1) a nonexclusive, irrevocable, worldwide, paid up license to use, practice and have practiced any Licensed Inventions by or on behalf of the Government for Government purposes and (2) a nonexclusive, nontransferable, irrevocable, worldwide, paid up license to use, duplicate, prepare derivative works, distribute,: or disclose copyrighted information or Proprietary Information, listed in Attachment A to this License, and any other Proprietary Information necessary to accomplishing the Purpose of this license, in whole or in part and in any manner, and to have or permit others to do so, for Government Purposes.

(ii) This “Special Purpose License” is unconditionally binding upon any successors to GenVec, Inc.’s interests and will remain in effect regardless of (i) the reorganization, merger, or consolidation of GenVec, Inc. into or with another entity, corporate or otherwise, or the liquidation or dissolution of GenVec, Inc. or the sale or other disposition of all or substantially all of the capital stock, business, or assets of GenVec, Inc. to any other person or party, or (ii) the institution of any bankruptcy, reorganization, insolvency, debt agreement, or receivership proceedings by or against GenVec, Inc., or adjudication of GenVec, Inc. as a bankrupt.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

(iii)(A) “Government Purposes,” for the purpose of this contract, include, but are not limited to, the right of the Government to solicit competitively, to contract for, and to transfer GenVec, Inc. made Adenovirus-based FMD vaccine candidates and master seed 293-ORF6 and M2A cell lines to third parties for use in the production and manufacturing of Adenovirus-based FMD vaccine candidate master seeds, working seeds, clinical lots, and Pre-Licensing Serials for the purpose of obtaining USDA Conditional or final license approval of the Adenovirus-based FMD vaccines owned by GenVec, Inc.  Government purposes include the competitive solicitation and procurement of services relating to the license application to and processing of the application with USDA.  Government purposes include the right to transfer GenVec, Inc.-made Adenovirus-based FMD vaccine candidates to third parties to perform Adenovirus-based FMD vaccine process improvements and Adenovirus-based FMD vaccine yield optimization services.

“Government Purposes” also include the solicitation by, purchase by, and distribution by the Animal and Plant Health and Inspection Service (APHIS) of the manufactured FMD vaccine and the use by distributees and recipients of the vaccine from APHIS of the Adenovirus-based FMD USDA CVB licensed vaccines using Adenovirus-based FMD working seeds derived from pre-master seed Adenovirus-based FMD vaccine virus R&D stocks and master cell stocks produced from * cell line made by GenVec, Inc. Contractor shall not charge Third Party Licensees or the US Government a royalty as a result or the solicitation by, manufacturing for, purchase by, and distribution by APHIS of the manufactured FMD vaccine and the use by distributees and recipients of the vaccine from APHIS of the Adenovirus-based FMD USDA CVB licensed vaccines using Adenovirus-based FMD working seeds derived from pre-master seed Adenovirus-based FMD vaccine virus R&D stocks and master cell stocks produced from * cell line made by GenVec, Inc. and shall assure that each Third Party License prohibits a Third Party Licensee from charging any portion of or any entire Third Party Royalty to the US Government.

“Third Party License” shall mean a license granted by GenVec to a Third Party Licensee to practice the Licensed Inventions for the purpose of solicitation by, purchase by, and distribution by APHIS of the manufactured FMD vaccine and the use by distributees and recipients of the vaccine from APHIS of the Adenovirus-based FMD USDA CVB licensed vaccines using Adenovirus-based FMD working seeds derived from pre-master seed Adenovirus-based FMD vaccine virus R&D stocks and master cell stocks produced from* cell line made by GenVec.

(B) “Government Purposes” include the right of the Department of Homeland Security to competitively solicit and procure:

1. Adenovirus-based FMD master seed vaccine virus stocks derived from Adenovirus-based FMD pre-master seed vaccine virus stocks made by GenVec, Inc.;

2. Adenovirus-based FMD master seed derived vaccine virus working seed stocks derived from pre-master seed Adenovirus-based FMD vaccine virus research and development (R&D) stocks made by GenVec, Inc.:

3. Adenovirus-based FMD vaccine candidate clinical lots made from Adenovirus-based FMD master seed vaccine virus derived from pre-master seed Adenovirus-based FMD vaccine virus R&D stocks made by GenVec, Inc.:

4. Adenovirus-based FMD vaccine candidate pre-licensing serial lots made from Adenovirus-based FMD master seed vaccine virus derived from pre-master seed Adenovirus-based FMD vaccine virus R&D stocks and master cell stocks produced from * or * cell line made by GenVec, Inc.;

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

5. Animal testing of Adenovirus-based FMD vaccine candidate clinical lots and pre-licensing serial lots made from Adenovirus-based FMD master seed vaccine virus derived from pre-master seed vaccine virus Adenovirus-based FMD R&D stocks and master cell stocks produced from * or * cell line made by GenVec, Inc.;

6. U.S. veterinary regulatory services and expertise for Adenovirus-based FMD vaccine candidates seeds derived from pre-master seed Adenovirus-based FMD vaccine virus R&D stocks made by GenVec, Inc.;

7. Adenovirus-based FMD vaccine process improvement and vaccine yield optimization services using Adenovirus-based FMD master seed derived working seed vaccine virus derived from pre-master seed Adenovirus-based FMD vaccine virus R&D stocks and master cell stocks produced from * or * cell line made by GenVec, Inc.; and

(C) Except for standard USDA regulatory safety testing of Master and Working Cell Banks (such as, for example, testing for sterility, mycoplasma, in vivo and in vitro adventitious virus), clinical trials. or other processes necessary to acquire USDA approval, “Government Purposes” do not include:

1. The right of the Government or third parties to characterize, or issue Releases or Certificates of Analysis for, or analyze the genome of, any * or * cell, or engage in any research of *or * cells that concerns any safety, toxicity or tumorigenicity of * or * cells, without the prior written agreement of GenVec, Inc., such agreement not to be unreasonably withheld or delayed.

2. The right to have or permit others to practice a Licensed Invention or use, duplicate, prepare derivative works, distribute or disclose copyrighted works or Proprietary Information for commercial purposes, including but not limited to sales of products other than to the Government for distribution in the United States.

3. The right to have or permit third parties to change, modify, or alter the molecular composition or genetic structure of the Adenovirus-based FMD vaccine candidates.

(iv) “Licensed Inventions,” for the purposes of this contract, means U.S. Patent Nos. *, and any other invention of which a GenVec employee is an inventor or co-inventor that would aid in accomplishing the purpose of this license.

(v) “*,” “*,” or “*,” for the purposes of this Contract, means:

(A) Cell line composed of *cells;

(B) Cells or cell lines derived from * cells, based upon further modifications and/or alterations of the genome of the * cells; and

(4) Regulatory Consultation.

The Department of Homeland Security agrees to use its best efforts to promptly notify GenVec, Inc. of any and all communications to and from Regulatory Authorities relating to the safety of * or * cells, and agrees to consult promptly with * or* to resolve any such concerns with the CVB or such other Regulatory Authorities.  Notwithstanding any of the foregoing, the Department of Homeland shall not be prohibited from taking any action(s) to comply with any requirements of the CVB or other Regulatory Authorities.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

(b) This notice shall be marked on any reproduction of these data, computer software, or Licensed Inventions, in whole or in part.

(End of notice)

Attachment A

Specific copyrighted information or Proprietary Information,

All CVB regulatory submissions associated with USDA product (unlicensed) code
Adt.A24.11D including, but not limited to documents and reports associated with:
1. Master seed virus (Adt.A24.11D)
2. Master seed stock cell line (*)
3. Adt.A24.11D Outline of Production
4. Adt.A24.11D Special Outlines
5. Adt.A24.11D Potency test development
6. Adt.A24.11D In-process procedures
7. Adt.A24.11D Summary of Information Format
8. Adt.A24.11D Risk Assessment
9. Adt.A24.11D protocols for studies of host animal immunogenicity/efficacy, safety,backpassage, shed/spread, immunological interference
10. Adt.A24.11D Field Safety Studies
11. Adt.A24.11D Stability Studies
12. Adt.A24.11D Veterinary Biologics Production (prelicensing serials) and Test Reports

GenVec Patent Applications
09/964065

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.